                                 SCHEDULE 14A
                               (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                             SCHEDULE 14A INFORMATION
                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ X ]  Preliminary Proxy Statement
[   ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                  LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)

    _______________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement no.:


      3)  Filing Party:


      4)  Date Filed:

                          STEIN ROE INTERNATIONAL FUND
              a series of Liberty-Stein Roe Funds Investment Trust
                              One Financial Center
                           Boston, Massachusetts 02111
                                 (800) 338-2550

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 1, 2000


         NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Stein Roe International Fund (the "Fund"), a series of Liberty-Stein Roe Funds Investment Trust (the "Trust"), will be held at the offices of Liberty Funds Group, One Financial Center, Boston, Massachusetts 02111, on June 1, 2000 at 10:00 a.m., Eastern time. The purpose of the Meeting is to consider and act upon the following matters:

1. To approve, on behalf of the Fund and SR&F International Portfolio, (a series of SR&F Base Trust and the portfolio into which the Fund invests its assets), a new portfolio management agreement between SR&F Base Trust and Newport Fund Management, Inc. ("Newport"), an affiliate of Stein Roe & Farnham Incorporated; and

2. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The Board of Trustees of the Trust has fixed the close of business on March 15, 2000 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

         YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.


                                    By order of the Board of Trustees



                                    Kevin M. Carome, Secretary

         NOTICE: YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

         YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

April __, 2000

                          STEIN ROE INTERNATIONAL FUND,
              a series of Liberty-Stein Roe Funds Investment Trust

                                 PROXY STATEMENT

                         Special Meeting of Shareholders

                                June 1, 2000

GENERAL INFORMATION

THIS DOCUMENT GIVES YOU INFORMATION YOU NEED IN ORDER TO VOTE ON THE MATTERS COMING BEFORE THE MEETING. IF YOU HAVE ANY QUESTIONS, PLEASE CALL US TOLL FREE AT 1-800-338-2550.

         The Board of Trustees of Liberty-Stein Roe Funds Investment Trust (the "Trust") is soliciting proxies from the shareholders of Stein Roe International Fund (the "Fund") for use at a Special Meeting of shareholders of the Fund to be held on June 1, 2000 at 10:00 a.m., Eastern time, at the offices of Liberty Funds Group, One Financial Center, Boston, Massachusetts 02111, and at any adjournment thereof (such meeting and any adjournment being referred to as the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

         This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about April _____, 2000. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Trustees of the Trust and officers and employees of Stein Roe & Farnham Incorporated ("SRF") and its affiliates. In addition, the Trust has retained D.F. King & Co., Inc. ("D.F.King"), a professional proxy solicitation firm, to assist shareholders in the voting process. The costs of this assistance for the Fund is not expected to exceed [$ ]. Authorization to execute proxies may be obtained through telephonically or electronically transmitted instructions. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by Newport Fund Management, Inc.("Newport"), an affiliate of SRF. Newport will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. Further information concerning the Fund is contained in the Fund's most recent Annual and/or Semiannual Report to shareholders, which is obtainable free of charge by writing the Fund at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-338-2550.

WHO IS ELIGIBLE TO VOTE?

         Shareholders of record of the Fund at the close of business on March 15, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Meeting and any adjournment thereof. Each share of the Fund is entitled to a number of votes on any matter relating to the Fund that comes before the Meeting equal to the dollar net asset value of the shares as of the Record Date for the Meeting. On the Record Date, the Fund had 11,073,265.863 shares outstanding and a net asset value per share of $13.13.

         Holders of 30% of the shares of the Fund outstanding on the Record Date constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting.

WHAT AM I VOTING ON?

         As a feeder fund in a master fund-feeder fund structure, the Fund invests all of its net investable assets in SR&F International Portfolio (the "Portfolio"), which is a series of SR&F Base Trust ("Base Trust"). Currently, SRF manages the investments of the Portfolio pursuant to a Management Agreement between Base Trust and SRF (the "Existing Management Agreement"). On
February 8, 2000, the Board of Trustees of the Trust approved a New Management Agreement between Base Trust and Newport (the "New Management Agreement), under which Newport will become the sole investment adviser to the Portfolio, subject to shareholder approval. The Board of Trustees of the Trust is proposing that the shareholders of the Fund approve the New Management Agreement, which is on the same terms as the Exisiting Management Agreement with SRF. A copy of the new Management Agreement is attached as Appendix A.

         Voting Requirements. Approval of the New Management Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, under the Investment Company Act of 1940, as amended (the "1940 Act"), means the lesser of (a) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         The Fund will vote its shares of the Portfolio for or against the new Management Agreement proportionately to the instructions to vote for and against received from Fund shareholders.

HOW DO I VOTE?

         You may vote in person at the Meeting or by proxy. Your properly executed proxy received prior to the Meeting will be voted at the Meeting and any adjournment thereof in accordance with your instructions marked on the proxy. If there are no voting instructions on a proxy, your proxy will be voted FOR the approval of the New Management Agreement. You may revoke your proxy at any time prior to the Meeting by giving written notice to the Secretary of the Trust, by signing and mailing another proxy of a later date, or by personally casting a vote at the Meeting.

         If a quorum of shareholders of the Fund is not present or represented at the Meeting, or if sufficient votes to approve the New Management Agreement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of shares of the Fund represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against the New Management Agreement will be voted AGAINST such adjournment. A shareholder vote may be taken on the New Management Agreement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of any adjournment, the Fund will continue to solicit proxies.

         Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted FOR or AGAINST any adjournment. Broker non-votes are shares held in a broker's name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the New Management Agreement.
In completing proxies, shareholders should be aware that checking the box labeled ABSTAIN will have the same effect as if they were voted AGAINST the New Management Agreement in determining whether the New Management Agreement is approved.

     1.  APPROVE OR DISAPPROVE NEW MANAGEMENT AGREEMENT

DESCRIPTION OF PROPOSAL

         The Board of Trustees of the Trust proposes that the shareholders of the Fund approve the New Management Agreement between Base Trust and Newport, which will be on the same terms as the Exisiting Management Agreement with SRF.

         On February 8, 2000, the Board of Trustees of the Trust met to consider, among other things, the proposed change of the Portfolio's investment adviser. After due consideration, the Board of Trustees, including all Trustees who are "independent" and who have no direct or indirect financial interest in the New Management Agreement or in any agreements related thereto, unanimously approved the New Management Agreement, subject to shareholder approval. The Board of Trustees concluded that the New Management Agreement is fair and reasonable, and is in the best interests of the shareholders. During the course of its deliberations, the Board of Trustees considered a variety of factors, but focused specifically on the expertise and size of Newport's international investment management team, Newport's growth investment style, Newport's expertise and proven performance as an investment adviser to international and global growth funds similar to the Fund, and the increased complexity of the international markets.

COMPARISON AND IMPACT OF THE EXISTING AND NEW MANAGEMENT AGREEMENTS

         Except for the named adviser, its effective date and initial term, the New Management Agreement is identical to the Exisiting Management Agreement.

         The Fund, as a feeder fund in a master fund-feeder fund structure, invests all of its net investable assets in the Portfolio, which is a series of Base Trust. SRF currently serves as investment adviser to each series of Base Trust, including the Portfolio, pursuant to a Management Agreement dated August 15, 1995. The Exisiting Management Agreement was last submitted to a vote of the shareholders of the Portfolio on July 18, 1996 as part of the conversion of the Fund to a master fund-feeder fund structure. Under the Existing Management Agreement, the fees payable to SRF by the Portfolio are at the annual rate of 0.85% of the Portfolio's average net assets. Under the New Management Agreement, Newport will be compensated at the same annual rate. For the fiscal year ended September 30, 1999, the aggregate management fee paid by the Portfolio to SRF was $1,024,073. The management fee is indirectly borne by the Fund, as the Fund is the sole shareholder of the Portfolio.

         Under both the Existing and New Management Agreements, the investment adviser is responsible for supervising and directing the investments of the Portfolio in accordance with the Portfolio's investment objectives, policies and limitations as described in the Portolio's prospectus and Statement of Additional Information. The investment adviser also is responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal business and portfolio brokerage and the negotiation of commissions.

         Both the Existing and New Management Agreements provide that neither the investment adviser, nor any of its directors, officers, stockholders
(or partners of stockholders), agents, or employees shall have any liability to the Trust or any shareholder of the Trust for any error of judgment, mistake of law or any loss arising out of any investment, or any other act or omission in the performance by the adviser of its duties under the Management Agreement, except for liability resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations and duties under the Management Agreement.

         The New Management Agreement provides that it will continue in effect for an initial term of two years from its date of execution (which is expected to be sometime after the Meeting, if it is approved by the shareholders) and thereafter so long as it is approved annually in accordance with the 1940 Act. The New Management Agreement may be terminated at any time by Newport, by the Board of Trustees of Base Trust or by a vote of a majority of the outstanding voting securities of the Fund without penalty on 60 days' written notice; shall automatically terminate upon any assignment; and may be amended only by the affirmative vote of the holders of a majority of the outstanding voting securities of the Portfolio.

INFORMATION REGARDING THE ADVISERS

STEIN ROE & FARNHAM INCORPORATED

         SRF, a Delaware corporation located at One South Wacker Drive, Chicago, Illinois 60606, and its predecessor have been providing investment advisory services since 1932. SRF acts as an investment adviser to wealthy individuals, trustees, pension and profit sharing plans, charitable organizations, and other institutional investors. As of December 31, 1999, SRF managed over $30 billion in assets. These mutual funds were owned by over 464,000 shareholders. SRF currently serves as investment advisor for 38 open-end and 2 closed-end management investment company portfolios.

        SRF is a wholly-owned subsidiary of Liberty Funds Group, LLC ("LFG"), which in turn is an indirect wholly-owned subsidiary of Liberty Financial
Companies,   Inc.   ("Liberty   Financial").   Liberty  Financial  is  a  direct
majority-owned subsidiary of LFC Management Corporation ("LFC"), which in turn is a direct wholly-owned subsidiary of Liberty Corporate Holdings, Inc., ("LCH"), which in turn is a direct wholly-owned subsidiary of LFC Holdings, Inc., ("LFC Holdings") which in turn is a direct wholly-owned subsidiary of Liberty Mutual Equity Corporation, which in turn is a direct wholly-owned subsidiary of Liberty Mutual Insurance Company ("Liberty Mutual"). As of February 29, 2000, LFC Management Corporation owned 72% of Liberty Financial. Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals
and   institutions.   Liberty   Financial's,   LFC  Management Corporation's,
Liberty Corporate Holdings, Inc.'s and LFC Holdings, Inc.'s principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the United States, organized under the laws of Massachusetts in 1912. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Liberty Mutual's and Liberty Mutual Equity Corporation's principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

         SRF currently provides administrative services to the Fund under a separate administrative agreement. Under the administrative agreement, the fees payable to SRF by the Fund are at the annual rate of 0.15% of the Fund's average net assets. For the fiscal year ended September 30, 1999, the aggregate administrative fee paid by the Fund to SRF was $180,363. The administrative agreement provides that SRF will reimburse the Fund to the extent that total annual expenses of the Fund (including fees paid to SRF, but excluding taxes, interest, commissions and other normal charges incident to the purchase and sale of portfolio securities) exceed the applicable limits prescribed by any state in which shares of the Fund are being offered for sale to the public. However, SRF is not required to reimburse the Fund an amount in excess of fees paid by the Fund under the administrative agreement for that year. Upon shareholder approval of the New Management Agreement, the Fund, under the existing administrative agreement, will continue to pay the same fee to SRF at the annual rate of 0.15% of the Fund's average net assets. Under the existing administration agreement, the Administrator may make use of its affiliated companies in connection with the administrative services to be provided to the Fund under the contract.

         Pursuant to a separate agreement with the Trust, SRF receives a fee for performing certain bookkeeping and accounting services. For such services, SRF receives from the funds a fee at the annual rate of $25,000 plus 0.0025 of 1% of the Fund's average net assets over $50 million. During the fiscal year ended September 30, 1999, SRF received $26,755 from the Trust for services performed under that Agreement.

         Liberty Funds Distributor, Inc. ("LFDI"), One Financial Center, Boston, MA 02111 acts as distributor for the Fund, under a distribution agreement. LFDI is a subsidiary of Colonial Management Associates, Inc.

         SteinRoe Services, Inc ("SSI"), One South Wacker Drive, Chicago, Illinois 60606, is the agent of the Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records. For performing those services, SSI receives from the Fund a fee at the annual rate of 0.22% of the Fund's average net assets. During the fiscal year ended September 30, 1999, SSI received $300,005, including $35,473 for out-of-pocket expenses from the Fund.

         The sole director of SRF is C. Allen Merritt, Jr. Mr. Merritt is Chief Operating Officer of Liberty Financial. The principal executive officers of SRF are Messrs. Stephen E. Gibson and William E. Rankin. Mr. Gibson is President of SRF's Mutual Funds division and Mr. Rankin is President of SRF's Private Capital Management division. The business address of Mr. Merritt is 600 Atlantic
Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; that of Mr. Gibson is One Financial Center, Boston, Massachusetts 02111; and that of Mr. Rankin is One South Wacker Drive, Chicago, Illinois 60606.

         In addition, the following individuals who are officers or Trustees of the Trust are also officers or directors of SRF: William D. Andrews, David P. Brady, Daniel K. Cantor, Kevin M. Carome, Denise E. Chasmer,
William M. Garrison, Stephen E. Gibson, Erik P.Gustafson, Loren A. Hansen, Harvey B. Hirschhorn, Timothy J. Jacoby, Lynn C. Maddux and Arthur J. McQueen.

NEWPORT FUND MANAGEMENT, INC.

         Newport is an investment adviser that specializes in international investing and utilizes a growth investment style approach to managing international and global growth funds. The Board believes that the Fund will benefit from Newport's international expertise and particular investment style and therefore recommends approving the New Management Agreement between Base Trust and Newport.

          Newport is a direct majority-owned subsidiary of Newport Pacific Management, Inc. ("Newport Pacific"), 580 California Street, San Francisco, CA 94104. Newport Pacific is a direct wholly-owned subsidiary of Liberty Newport Holdings, Limited ("Liberty Newport"), which in turn is a direct wholly-owned subsidiary of Liberty Financial.

         The directors of Newport are Lindsay Cook and John M. Mussey. Mr. Cook is an Executive Vice President of Liberty Financial. Mr. Mussey is the Vice Chairman of Newport and Newport Pacific. Mr. Tuttle is the President of Newport. He also is President of Newport Pacific. The business address of Mr. Cook is 600 Atlantic Avenue, Federal Reserve Plaza, Boston, Massachusetts 02210; and that of Messrs. Mussey and Tuttle is 580 California Street, San Francisco, California 94104.

         The following table sets forth certain information concerning the other U.S. registered investment companies that are managed or sub-advised by Newport with investment objectives similar to that of the Fund, including the fee paid by each company to Newport (expressed as a annual percentage of average daily net assets) and the net assets of such company.


------------------------------------- --------------------------- -----------------------------------------------
                                                                  TOTAL NET ASSETS 2/31/00
FUND                                  ANNUAL MANAGEMENT FEE       (IN THOUSANDS)
------------------------------------- --------------------------- -----------------------------------------------
Newport Tiger Fund                    1.00%(a)                    $1,106.3
Stein  Roe Small Cap Asian Tiger Fund 1.15%(b)                        14.8
Newport Japan Opportunities Fund      0.95%(b)                        97.1
Newport Greater China Fund            1.15%(b)                        73.3
Newport Asia Pacific Fund             1.00%(b)                        18.9
Newport Europe Fund                   0.70%                            8.7
Stein Roe Asia Pacific Fund           0.55%                            5.2

(a) The management fee is 1.00% for the first $100 million of average net assets; 0.75% for the next $1.4 billion; 0.70% for the next $1 billion; and 0.65% over $2.5 billion.

(b) Newport has voluntarily agreed to waive a certain portion of the management fee and reimburse the fund for certain expenses. Newport may terminate the fee waiver and expense reimbursement arrangement at any time.




     2.  OTHER MATTERS AND DISCRETION OF PROXY HOLDERS NAMED IN THE PROXY

         As of the date of this Proxy Statement, only the business mentioned in
Item 1 of the Notice of the Special Meeting of Shareholders is contemplated to be presented. If any other matters properly come before the Meeting, the persons named in the proxy card will vote in accordance with their best judgment.

OTHER INFORMATION REGARDING THE FUND

BENEFICIAL OWNERSHIP OF SHARES

         As of the Record Date, The Northern Trust Co., f/b/o Liberty Mutual Daily Valuation, P.O. box 92956, Chicago, Illinois 60675 owned of record 1,301,604.961 shares representing 11.80% of the Fund's outstanding shares.

         The following table shows certain information regarding the beneficial ownership of shares of the Fund as of the Record Date by the Trustees and executive officers of the Trust. The information in the table is based on information obtained from the Trustees and executive officers, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Accordingly, all of the shares over which such person, directly or indirectly, had or shared voting or investment power have been deemed beneficially owned. Shares are held with sole power over voting and disposition.

----------------------- ------------------ ------------------
                        NUMBER OF SHARES   PERCENTAGE OF
NAME                    OWNED              SHARES OWNED
----------------------- ------------------ ------------------

----------------------- ------------------ ------------------

----------------------- ------------------ ------------------

----------------------- ------------------ ------------------

----------------------- ------------------ ------------------

----------------------- ------------------ ------------------

----------------------- ------------------ ------------------

                                   APPENDIX A


                              MANAGEMENT AGREEMENT

                                     BETWEEN

                               SR&F BASE TRUST AND

                             NEWPORT FUND MANAGEMENT

         SR&F BASE TRUST, a Massachusetts common law trust registered under the Investment Company Act of 1940 ("1940 Act") as an open-end diversified management investment company ("Trust"), hereby appoints NEWPORT FUND MANAGEMENT, INC., a Virginia corporation registered under the Investment
Advisers Act of 1940 as an investment adviser, of San Francisco, California ("Manager"), to furnish investment advisory and portfolio management services with respect to the portion of its assets represented by the shares of beneficial interest issued in SR&F International Portfolio (the "Portfolio"). Trust and Manager hereby agree that:

         1. Investment Management Services. Manager shall manage the investment operations of Trust and Portfolio, subject to the terms of this Agreement and to the supervision and control of Trust's Board of Trustees ("Trustees"). Manager agrees to perform, or arrange for the performance of, the following services with respect to the Portfolio:

(a)    to  obtain  and  evaluate   such   information   relating  to  economies,
       industries, businesses, securities and commodities markets, and individual securities, commodities and indices as it may deem necessary or useful in discharging its responsibilities hereunder;

(b) to formulate and maintain a continuing investment program in a manner consistent with and subject to (i) Trust's agreement and declaration of trust and by-laws; (ii) the Portfolio's investment objectives, policies, and restrictions as set forth in written documents furnished by the Trust to Manager; (iii) all securities, commodities, and tax laws and regulations applicable to the Portfolio and Trust; and (iv) any other written limits or directions furnished by the Trustees to Manager;

(c) unless otherwise directed by the Trustees, to determine from time to time securities, commodities, interests or other investments to be purchased, sold, retained or lent by the Portfolio, and to implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected;

(d) to use reasonable efforts to manage the Portfolio so that it will qualify as a regulated investment company under subchapter M of the Internal Revenue Code of 1986, as amended;

(e) to make recommendations as to the manner in which voting rights, rights to consent to Trust or Portfolio action, and any other rights pertaining to Trust or the Portfolio shall be exercised;

(f) to make available to Trust promptly upon request all of the Portfolio's records and ledgers and any reports or information reasonably requested by the Trust; and

(g) to the extent required by law, to furnish to regulatory authorities any information or reports relating to the services provided pursuant to this Agreement.

         Except as otherwise instructed from time to time by the Trustees, with respect to execution of transactions for Trust on behalf of the Portfolio, Manager shall place, or arrange for the placement of, all orders for purchases, sales, or loans with issuers, brokers, dealers or other counterparties or agents selected by Manager. In connection with the selection of all such parties for the placement of all such orders, Manager shall attempt to obtain most favorable execution and price, but may nevertheless in its sole discretion as a secondary factor, purchase and sell Portfolio securities from and to brokers and dealers who provide Manager with statistical, research and other information, analysis, advice, and similar services. In recognition of such services or brokerage services provided by a broker or dealer, Manager is hereby authorized to pay such broker or dealer a commission or spread in excess of that which might be charged by another broker or dealer for the same transaction if the Manager determines in good faith that the commission or spread is reasonable in relation to the value of the services so provided.

         Trust hereby authorizes any entity or person associated with Manager that is a member of a national securities exchange to effect any transaction on the exchange for the account of the Portfolio to the extent permitted by and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Trust hereby consents to the retention by such entity or person of compensation for such transactions in accordance with Rule 11a-2-2(T)(a)(iv).

         Manager may, where it deems to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for Trust or Portfolio in order to obtain best execution or lower brokerage commissions. In such event, Manager shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in a manner it considers to be equitable and fair and consistent with its fiduciary obligations to Trust, the Portfolio, and Manager's other customers.

         Manager shall for all purposes be deemed to be an independent contractor and not an agent of Trust and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Trust in any way.

         2. Administrative Services. Manager shall supervise the business and affairs of Trust and Portfolio and shall provide such services and facilities as may be required for effective administration of Trust and Portfolio as are not provided by employees or other agents engaged by Trust; provided that Manager shall not have any obligation to provide under this Agreement any such services which are the subject of a separate agreement or arrangement between Trust and Manager, any affiliate of Manager, or any third party administrator ("Administrative Agreements").

         3. Use of Affiliated Companies and Subcontractors. In connection with the services to be provided by Manager under this Agreement, Manager may, to the extent it deems appropriate, and subject to compliance with the requirements of applicable laws and regulations and upon receipt of written approval of the Trustees, make use of (i) its affiliated companies and their directors, trustees, officers, and employees and (ii) subcontractors selected by Manager, provided that Manager shall supervise and remain fully responsible for the services of all such third parties in accordance with and to the extent provided by this Agreement. All costs and expenses associated with services provided by any such third parties shall be borne by Manager or such parties.

         4. Expenses Borne by Trust. Except to the extent expressly assumed by Manager herein or under a separate agreement between Trust and Manager and except to the extent required by law to be paid by Manager, Manager shall not be obligated to pay any costs or expenses incidental to the organization, operations or business of the Trust. Without limitation, such costs and expenses shall include but not be limited to:

(a) all charges of depositories, custodians and other agencies for the safekeeping and servicing of its cash, securities, and other property;

(b) all charges for equipment or services used for obtaining price quotations or for communication between Manager or Trust and the custodian, transfer agent or any other agent selected by Trust;

(c) all charges for administrative and accounting services provided to Trust by Manager, or any other provider of such services;

(d) all charges for services of Trust's independent auditors and for services to Trust by legal counsel;

(e) all compensation of Trustees, other than those affiliated with Manager, all expenses incurred in connection with their services to Trust, and all expenses of meetings of the Trustees or committees thereof;

(f) all expenses incidental to holding meetings of holders of units of interest in the Trust ("Unitholders"), including printing and of supplying each record-date Unitholder with notice and proxy solicitation material, and all other proxy solicitation expense;

(g) all expenses of printing of annual or more frequent revisions of Trust prospectus(es) and of supplying each then-existing Unitholder with a copy of a revised prospectus;

(h) all expenses related to preparing and transmitting certificates representing Trust shares;

(i) all expenses of bond and insurance coverage required by law or deemed advisable by the Board of Trustees;

(j) all brokers' commissions and other normal charges incident to the purchase, sale, or lending of portfolio securities;

(k) all taxes and governmental fees payable to Federal, state or other governmental agencies, domestic or foreign, including all stamp or other transfer taxes;

(l) all expenses of registering and maintaining the registration of Trust under the 1940 Act and, to the extent no exemption is available, expenses of registering Trust's shares under the 1933 Act, of qualifying and maintaining qualification of Trust and of Trust's shares for sale under securities laws of various states or other jurisdictions and of registration and qualification of Trust under all other laws applicable to Trust or its business activities;

(m)    all interest on indebtedness, if any, incurred by Trust or Portfolio; and

(n) all fees, dues and other expenses incurred by Trust in connection with membership of Trust in any trade association or other investment company organization.

         5. Allocation of Expenses Borne by Trust. Any expenses borne by Trust that are attributable solely to the organization, operation or business of Portfolio shall be paid solely out of Portfolio assets. Any expense borne by Trust which is not solely attributable to Portfolio, nor solely to any other series of shares of Trust, shall be apportioned in such manner as Manager determines is fair and appropriate, or as otherwise specified by the Board of Trustees.

         6. Expenses Borne by Manager. Manager at its own expense shall furnish all executive and other personnel, office space, and office facilities required to render the investment management and administrative services set forth in this Agreement. Manager shall pay all expenses of establishing, maintaining, and servicing the accounts of Unitholders in the Portfolio. However, Manager shall not be required to pay or provide any credit for services provided by Trust's custodian or other agents without additional cost to Trust.

         In the event that Manager pays or assumes any expenses of Trust or Portfolio not required to be paid or assumed by Manager under this Agreement, Manager shall not be obligated hereby to pay or assume the same or similar expense in the future; provided that nothing contained herein shall be deemed to relieve Manager of any obligation to Trust or Portfolio under any separate agreement or arrangement between the parties.

         7. Management Fee. For the services rendered, facilities provided, and charges assumed and paid by Manager hereunder, Trust shall pay to Manager out of the assets of Portfolio fees at the annual rate of 0.85% of the average net assets of the Portfolio. For the Portfolio, the management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Portfolio, determined in the manner established by the Board of Trustees, as of the close of business on the last preceding business day on which the Portfolio's net asset value was determined.

         8. Retention of Sub-Adviser. Subject to obtaining the initial and periodic approvals required under Section 15 of the 1940 Act, Manager may retain one or more sub-advisers at Manager's own cost and expense for the purpose of furnishing one or more of the services described in Section 1 hereof with respect to Trust or Portfolio. Retention of a sub-adviser shall in no way reduce the responsibilities or obligations of Manager under this Agreement, and Manager shall be responsible to Trust and Portfolio for all acts or omissions of any sub-adviser in connection with the performance of Manager's duties hereunder.

         9. Non-Exclusivity. The services of Manager to Trust hereunder are not to be deemed exclusive and Manager shall be free to render similar services to others.

         10. Standard of Care. Neither Manager, nor any of its directors, officers, stockholders, agents or employees shall be liable to Trust or its Unitholders for any error of judgment, mistake of law, loss arising out of any investment, or any other act or omission in the performance by Manager of its duties under this Agreement, except for loss or liability resulting from willful misfeasance, bad faith or gross negligence on Manager's part or from reckless disregard by Manager of its obligations and duties under this Agreement.

         11. Amendment. This Agreement may not be amended as to Trust or Portfolio without the affirmative votes (a) of a majority of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) of a "majority of the outstanding shares" of Trust or, with respect to an amendment affecting the Portfolio, a "majority of the outstanding shares" of the Portfolio. The terms "interested persons" and "vote of a majority of the outstanding shares" shall be construed in accordance with their respective definitions in the 1940 Act and, with respect to the latter term, in accordance with Rule 18f-2 under the 1940 Act.

         12. Effective Date and Termination. This Agreement shall become effective as to the Portfolio as of [ ]. This Agreement may be terminated at any time, without payment of any penalty, as to the Portfolio by the Board of Trustees of Trust, or by a vote of a majority of the outstanding shares of the Portfolio, upon at least sixty (60) days' written notice to Manager. This Agreement may be terminated by Manager at any time upon at least sixty (60) days' written notice to Trust. This Agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act). Unless terminated as hereinbefore provided, this Agreement shall continuee Portfolio specified in Schedule A and thereafter from year to year only so long as such continuance is specifically approved with respect to that Portfolio at least annually (a) by a majority of those Trustees who are not interested persons of Trust or of Manager, voting in person at a meeting called for the purpose of voting on such approval, and (b) by either the Board of Trustees of Trust or by a "vote of a majority of the outstanding shares" of the Portfolio.

         13. Ownership of Records; Interparty Reporting. All records required to be maintained and preserved by Trust pursuant to the provisions of rules or regulations of the Securities and Exchange Commission under Section 31(a) of the 1940 Act or other applicable laws or regulations which are maintained and preserved by Manager on behalf of Trust and any other records the parties mutually agree shall be maintained by Manager on behalf of Trust are the property of Trust and shall be surrendered by Manager promptly on request by Trust; provided that Manager may at its own expense make and retain copies of any such records.

         Trust shall furnish or otherwise make available to Manager such copies of the financial statements, proxy statements, reports, and other information relating to the business and affairs of each Unitholder in the Portfolio as Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

         Manager shall prepare and furnish to Trust as to the Portfolio statistical data and other information in such form and at such intervals as Trust may reasonably request.

         14. Non-Liability of Trustees and Unitholders. Any obligation of Trust hereunder shall be binding only upon the assets of Trust (or the applicable Portfolio thereof) and shall not be binding upon any Trustee, officer, employee, agent or Unitholder of Trust. Neither the authorization of any action by the Trustees or Unitholders of Trust nor the execution of this Agreement on behalf of Trust shall impose any liability upon any Trustee or any Unitholder.

         15. Use of Manager's Name. Trust may use the name "SR&F Base Trust" and the Portfolio name or any other name derived from the name "Stein Roe & Farnham" only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of Manager as investment adviser. At such time as this Agreement or any extension, renewal or amendment hereof, or such other similar agreement shall no longer be in effect, Trust will cease to use any name derived from the name "Stein Roe & Farnham" or otherwise connected with Manager, or with any organization which shall have succeeded to Manager's business as investment adviser.

         16. References and Headings. In this Agreement and in any such amendment, references to this Agreement and all expressions such as "herein," "hereof," and "hereunder" shall be deemed to refer to this Agreement as amended or affected by any such amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this Agreement. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Dated:  [               ], 2000

                                            SR&F BASE TRUST

Attest:                                     By:    /S/
                                                   ---------------------------
                                                   ---------------------------
/S/                                                [             ], President
--------------------------------------------
[                    ]
Secretary

                                            NEWPORT FUND MANAGEMENT, INC.

Attest:                                     By:    /S/
                                                   ---------------------------
                                                   ---------------------------
                                                   [                        ]
/S/                                                Chief Executive Officer

--------------------------------------------
[                     ]
Secretary

                              PLEASE VOTE PROMPTLY
                        *********************************





Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in the enclosed envelope today.

You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

This proxy is solicited on behalf of the Board of Trustees of Liberty-Stein Roe Funds Investment Trust. The signers of this proxy hereby appoint Stephen E. Gibson and Kevin M. Carome, each of them proxies of the signers, with power of substitution to vote at the Special Meeting of Shareholders to be held in Boston, Massachusetts, on Thursday, June 1, 2000, and at any adjournment, as specified herein, and in accordance with their best judgment, on any other business that may properly come before the meeting.

After careful review, the Board of Trustees unanimously has recommended a vote "FOR" all matters.

[Stein Roe Logo] STEIN ROE MUTUAL FUNDS SteinRoe Services Inc.


STEIN ROE INTERNATIONAL FUND






































This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted FOR Item 1 below. This proxy will be voted in accordance with the holder's discretion upon such other matters that may properly come before the meeting.

The Board of Trustees of Liberty-Stein Roe Funds Investment Trust recommends a vote FOR the following Item:

1. Approve a new management agreement with Newport Fund Management, Inc.

For                      Against                        Abstain
 --                          --                                 --
|--|                        |--|                               |--|

MARK BOX AT RIGHT FOR ADDRESS CHANGE
AND NOTE BELOW                |__|


----------------------------------------

----------------------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



                           Date_________________


Shareholder sign here              Co-owner sign here